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                                                                    EXHIBIT 10.3

                               SECURITY AGREEMENT

                 THIS SECURITY AGREEMENT dated as of April 30, 1998 among Reddy Ice Corporation, a Delaware corporation, Golden Eagle Ice-Texas, Inc., a Texas corporation, Packaged Ice Southeast, Inc. f/k/a Central Arkansas Cold Storage-Texas, Inc., a Texas corporation, Packaged Ice Leasing, Inc., a Nevada corporation, Southco Ice, Inc., a Texas corporation, Southwest Texas Packaged Ice, Inc., a Texas corporation, Southwestern Ice, Inc., a Texas corporation, Southern Bottled Water Company, Inc., a Texas corporation, and Mission Party Ice, Inc., a Texas corporation (each such corporation, together with each other Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit A attached hereto, is referred to individually as a "Debtor" and, collectively, as the "Debtors") and Antares Leveraged Capital Corp., a Delaware corporation (the "Secured Party"), as agent for the benefit of the "Lenders" (as such term is hereinafter defined).

                              W I T N E S S E T H:

                 WHEREAS, Packaged Ice, Inc., a Texas corporation ("Borrower") has entered into that certain Credit Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "Credit Agreement") with Secured Party, as agent for the benefit of all lenders and individually as a lender (together with all other "Lenders" thereunder as defined therein, the "Lenders"), and the other Lenders parties thereto, providing for the Lenders to make available to the Borrower certain term and revolving credit facilities on the terms and conditions set forth therein; and

                 WHEREAS, Debtors are Subsidiaries of Borrower and, as such, will derive substantial benefit and advantage from the financial accommodations available to the Borrower set forth in the Credit Agreement, including the loans and advances made to the Borrower thereunder, and it will be to each Debtor's direct interest and economic benefit to assist the Borrower in procuring such financing accommodations from the Lenders; and

                 WHEREAS, to induce the Secured Party and the Lenders to enter into the Credit Agreement and make the Loans thereunder, each Debtor has agreed to guaranty the Obligations of Borrower pursuant to that certain Guaranty of even date herewith by Debtors to Secured Party (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, the "Guaranty") and to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Liabilities (as hereinafter defined).

                 NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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                 Section 1.       Definitions.  Capitalized terms used herein
without definition and defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

                 "Accounts" means, as at any date of determination, all "accounts" (as such term is defined in the Uniform Commercial Code) of the Debtors, including, without limitation, the unpaid portion of the obligation of a customer of the Debtors in respect of Inventory purchased by and shipped to such customer and/or the rendition of services by the Debtors, as stated on the respective invoice of the Debtors, net of any credits, rebates or offsets owed to such customer.

                 "Chattel Paper" means any "chattel paper," as such term is defined in the Uniform Commercial Code.

                 "Collateral" shall have the meaning ascribed thereto in
         Section 3 hereof.

                 "Contracts" means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

                 "Copyrights" means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule III attached hereto, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

                 "Documents" means any "documents," as such term is defined in the Uniform Commercial Code, and shall include, without limitation, all documents of title (as defined in the Uniform Commercial Code), bills of lading or other receipts evidencing or representing Inventory or Equipment.

                 "Equipment" means any "equipment," as such term is defined in the Uniform Commercial Code and, in any event, shall include, Motor Vehicles.

                 "Fixtures" means any "fixtures," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all plant fixtures, trade fixtures, business fixtures, other fixtures and storage facilities.



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                 "General Intangibles" means any "general intangibles," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all right, title and interest in or under any Contract, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.

                 "Goods" means any "goods", as such term is defined in the Uniform Commercial Code.

                 "Instruments" means any "instrument," as such term is defined in the Uniform Commercial Code, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, and Chattel Paper.

                 "Inventory" means all of the "inventory" (as such term is defined in the Uniform Commercial Code) of the Debtors, including, but not limited to, all merchandise, raw materials, parts, supplies, work-in-process and finished goods intended for sale, together with all the containers, packing, packaging, shipping and similar materials related thereto, and including such inventory as is temporarily out of the Debtors' custody or possession, including inventory on the premises of others and items in transit.

                 "Investment Property" means any "investment property", as such term is defined in the Uniform Commercial Code.

                 "Liabilities" shall mean all obligations and liabilities of Debtors under or in respect of this Agreement and the Guaranty.

                 "Motor Vehicles" shall mean motor vehicles, tractors, trailers, trucks and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

                 "Patents" means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule IV attached hereto, and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for





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         past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

                 "Proceeds" means "proceeds," as such term is defined in the Uniform Commercial Code and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral and with respect to any General Intangible not otherwise constituting Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral and any General Intangible not otherwise constituting Collateral.

                 "Representative" means any Person acting as agent, representative or trustee on behalf of the Secured Party from time to time.

                 "Trademarks" means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed in Schedule V attached hereto and renewals thereof (but specifically excluding all "intent to use" applications to the extent that such applications are non-transferrable under applicable law), and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

                 "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of Illinois.

                 Section 2. Representations, Warranties and Covenants of Debtors. After giving effect to the Related Transactions, each Debtor represents and warrants to, and covenants with, the Secured Party, for the benefit of the Secured Party and the Lenders, as follows:

                 (a) Such Debtor is the owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after acquired Collateral, to





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such Debtor acquiring the same) and no Lien other than Permitted Liens exists or will exist upon such Collateral at any time;

                 (b) this Agreement is effective to create in favor of Secured Party for the benefit of the Secured Party and the Lenders a valid security interest in and Lien upon all of such Debtor's right, title and interest in and to the Collateral, and, upon the filing of appropriate Uniform Commercial Code financing statements in the jurisdictions listed on Schedule I attached hereto, such security interest will be duly perfected in all the Collateral in which a security interest can be perfected by the filing of a financing statement, and upon delivery of the Instruments to the Secured Party or its Representative, duly endorsed by such Debtor or accompanied by appropriate instruments of transfer duly executed by such Debtor, the security interest in the Instruments will be duly perfected;

                 (c) all of the Equipment, Inventory and Goods owned by such Debtor is located at the places as specified on Schedule I attached hereto. Except as disclosed on Schedule I, none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee. The chief place of business, chief executive office and the office where such Debtor keeps its books and records are located at the place as specified on Schedule
I. Such Debtor (including any Person acquired by such Debtor) does not do business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule II attached hereto;

                 (d) no Copyrights, Patents or Trademarks listed on Schedules III, IV and V, respectively, if any, that are material to the operation of the business of such Debtor have been adjudged invalid or enforceable or have been canceled, in whole or in part, or are not presently subsisting. Each of such Copyrights, Patents and Trademarks that are material to the operation of the business of such Debtor is valid and enforceable. Such Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents and Trademarks, identified on Schedules III, IV and V, as applicable, as being owned by such Debtor, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by such Debtor not to sue third persons, other than Permitted Liens. Such Debtor has adopted, used and is currently using, or has a current bona fide intention to use, all of such Trademarks and Copyrights that are material to the operation of the business of such Debtor. Such Debtor has no notice of any suits or actions commenced or threatened with reference to the Copyrights, Patents or Trademarks owned by it.

                 (e) Such Debtor agrees to deliver to the Secured Party an updated Schedule I, II, III, IV and/or V within five (5) days of any change thereto with respect to such Debtor.

                 (f) All depositary and other accounts maintained by such Debtor are described on Schedule VI hereto, which description includes for each such, the name, address and telephone and telecopy numbers of the financial institution at which such account is maintained,





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the account number and the account officer, if any, of such account.  Such
Debtor shall not open any new accounts unless such Debtor shall have given Secured Party ten (10) Business Days' prior written notice of its intention to open any such new accounts. Such Debtor shall deliver to Secured Party a revised version of Schedule VI showing any changes thereto within five (5) Business Days of any such change with respect to such Debtor. Such Debtor hereby authorizes the financial institutions at which such Debtor maintains an account to provide Secured Party with such information with respect to such account as Secured Party from time to time reasonably may request, and such Debtor hereby consents to such information being provided to Secured Party.

                 Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Liabilities, each Debtor hereby pledges and grants to the Secured Party, for the benefit of the Secured Party and the Lenders, a Lien on and security interest in and to all of such Debtor's right, title and interest in the following property and interests in property, whether now owned by such Debtor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as "Collateral"):

                 (a) the Instruments of such Debtor, together with all payments thereon or thereunder:

                 (b)      all Accounts;

                 (c)      all Inventory;

                 (d) all General Intangibles (excluding any General Intangible as to which the grant of a security interest therein would constitute a violation of a valid and enforceable restriction on such grant (until such time as any required consent shall have been obtained, such Debtor agreeing to use its commercially reasonable efforts to obtain any such required consent));

                 (e)      all Equipment;

                 (f)      all Documents;

                 (g) all Contracts (excluding any General Intangible as to which the grant of a security interest therein would constitute a violation of a valid and enforceable restriction on such grant (until such time as any required consent shall have been obtained, such Debtor agreeing to use its commercially reasonable efforts to obtain any such required consent));

                 (h)      all Goods;

                 (i)      all Fixtures;





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                 (j)      all Investment Property;

                 (k) the balance from time to time in all bank and depository accounts maintained by such Debtor; and

                 (l) all other tangible and intangible property of such Debtor, including, without limitation, all Proceeds, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Debtor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all rights, claims and benefits against any Person relating thereto and including all Proceeds of Contracts and other General Intangibles excluded from clauses (d) and (g) above) and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of such Debtor or any computer bureau or service company from time to time acting for such Debtor.

                 Section 4. Covenants; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, each Debtor hereby agrees with the Secured Party, for the benefit of Secured Party and the Lenders, as follows:

                 4.1.     Delivery and Other Perfection; Maintenance, etc.

                 (a) Delivery of Instruments. Each Debtor shall deliver and pledge to the Secured Party or its Representative any and all Instruments, duly endorsed and/or accompanied by such instruments of assignment and transfer executed by such Debtor in such form and substance as the Secured Party or its Representative may request; provided, that so long as no Event of Default shall have occurred and be continuing, each Debtor may retain for collection in the ordinary course of business any Instruments received by such Debtor in the ordinary course of business, and the Secured Party or its Representative shall, promptly upon request of a Debtor, make appropriate arrangements for making any other Instruments pledged by such Debtor available to such Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Secured Party or its Representative, against trust receipt or like document).

                 (b) Other Documents and Actions. Each Debtor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Secured Party or its Representative) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Secured Party or its Representative to exercise and enforce the rights of the Secured Party hereunder with respect to such pledge and security interest, provided that





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notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below.

                 (c) Books and Records. Each Debtor shall maintain at its own cost and expense complete and accurate books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of any Event of Default, each Debtor shall deliver and turn over any such books and records (or true and correct copies thereof) to the Secured Party or its Representative at any time on demand. Each Debtor shall permit any Representative of the Secured Party to inspect such books and records at any time during reasonable business hours and will provide photocopies thereof at Debtor's expense to the Secured Party upon request of the Secured Party.

                 (d) Motor Vehicles. Each Debtor shall, promptly upon the request of the Secured Party or its Representative, cause the Secured Party to be listed as the lienholder on each certificate of title or ownership covering any items of Equipment, including Motor Vehicles.

                 (e) Notice to Account Debtors; Verification. (i) Upon the occurrence and during the continuance of any Event of Default, upon request of the Secured Party or its Representative, each Debtor shall promptly notify (and each Debtor hereby authorizes the Secured Party and its Representative so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party, and (ii) the Secured Party and its Representative shall have the right at any time or times to make direct verification with the account debtors of any and all of the Accounts.

                 (f) Intellectual Property. Each Debtor represents and warrants that the Copyrights, Patents and Trademarks listed on Schedules III, IV and V, respectively, constitute all of the registered Copyrights and all of the Patents and Trademarks now owned by such Debtor. If such Debtor shall (i) obtain rights to any new patentable inventions, any registered Copyrights or any Patents or Trademarks, or (ii) become entitled to the benefit of any registered Copyrights or any Patents or Trademarks or any improvement on any Patent, the provisions of this Agreement above shall automatically apply thereto and such Debtor shall give to Secured Party prompt written notice thereof. Each Debtor hereby authorizes Secured Party to modify this Agreement by amending Exhibits III, IV and V, as applicable, to include any such registered Copyrights or any such Patents and Trademarks. Each Debtor shall have the duty (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the date hereof or hereafter, (ii) to make application on unpatented but patentable inventions and on trademarks, copyrights and service marks, as appropriate, (iii) to preserve and maintain all rights in the Copyrights, Patents and Trademarks, to the extent material to the operations of the business of such Debtor and (iv) to ensure that the Copyrights, Patents and Trademarks are and remain enforceable, to the extent material to the operations of the business of such Debtor. Any





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expenses incurred in connection with such Debtor's obligations under this
Section 4.1(f) shall be borne by such Debtor. No Debtor shall abandon any right to file a patent, trademark or service mark application, or abandon any pending patent, application or any other Copyright, Patent or Trademark without the written consent of Secured Party, which consent shall not be unreasonably withheld.

                 (g) Further Identification of Collateral. Each Debtor will, when and as often as requested by the Secured Party or its Representative, furnish to the Secured Party or such Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party or its Representative may reasonably request, all in reasonable detail.

                 (h) Investment Property. Each Debtor will take any and all actions required or requested by the Secured Party, from time to time, to
(i) cause the Secured Party to obtain exclusive control of any Investment Property owned by such Debtor in a manner acceptable to the Secured Party and
(ii) obtain from any issuers of Investment Property and such other Persons, for the benefit of the Secured Party, written confirmation of the Secured Party's control over such Investment Property. For purposes of this Section 4.1(h), the Secured Party shall have exclusive control of Investment Property if (i) such Investment Property consists of certificated securities and a Debtor delivers such certificated securities to the Secured Party (with appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (x) a Debtor delivers such uncertificated securities to the Secured Party or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to the Secured Party, that it will comply with instructions originated by the Secured Party without further consent by such Debtor, and
(iii) such Investment Property consists of security entitlements and either (x) the Secured Party becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance satisfactory to the Secured Party, that it will comply with entitlement orders originated by the Secured Party without further consent by any Debtor.

                 (i) Compliance with Loan Documents. Each Debtor shall comply with the provisions of the Loan Documents applicable thereto, including, without limitation, maintenance of insurance, restrictions on dispositions, and providing Secured Party and its representatives the right to inspections with respect to the Collateral.

                 4.2. Other Liens. Debtors will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.





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
                 4.3. Preservation of Rights. Whether or not any Event of Default has occurred or is continuing, the Secured Party and its Representative may, but shall not be required to, after notice to Debtor in the absence of a continuing Event of Default, take any steps the Secured Party or its Representative deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance of Collateral at any time when a Debtor has failed to do so, and Debtors shall promptly pay, or reimburse the Secured Party for, all expenses incurred in connection therewith.

                 4.4.     Name Change; Location; Bailees.

                 (a) Each Debtor will notify Secured Party promptly in writing prior to any change in such Debtor's name, identity or corporate structure or the proposed use by such Debtor of any tradename or fictitious business name other than any such name set forth on Schedule II attached hereto.

                 (b) Except for the sale of Inventory in the ordinary course of business and except as permitted by the Credit Agreement, each Debtor will keep the Collateral at the locations specified in Schedule I applicable to such Debtor. Each Debtor will give Secured Party thirty (30) day's prior written notice of any change in such Debtor's chief place of business or of any new location for any of the Collateral.

                 (c) If any Collateral is at any time in the possession or control of any warehousemen, bailee, consignee or processor, such Debtor shall, upon the request of Secured Party or its Representative, notify such warehousemen, bailee, consignee or processor of the Lien and security interest created hereby and shall instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions.

                 4.5.     Bank Accounts.

                 (a) At Secured Party's request, on or prior to the Closing Date, or at any time thereafter, the Secured Party and each Debtor shall enter into a bank agency agreement ("Bank Agency Agreement"), in a form specified by the Secured Party, with each financial institution with which such Debtor maintains from time to time any deposit accounts (general or special), which financial institutions are set forth on Schedule VI attached hereto. Pursuant to the Bank Agency Agreements and pursuant hereto, each Debtor grants and shall grant to the Secured Party a continuing lien upon, and security interest in, all such accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as the Secured Party's agent in connection therewith. Following the Closing Date, no Debtor shall establish any deposit account with any financial institution unless prior thereto, at





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the request of Secured Party, the Secured Party and such Debtor shall have entered into a Bank Agency Agreement with such financial institution.

                 (b) Upon the Secured Party's request following the occurrence of an Event of Default, each Debtor shall establish lock-box or blocked accounts (collectively, "Blocked Accounts") in such Debtor's name with such banks as are acceptable to the Secured Party ("Collecting Banks"), subject to irrevocable instructions in a form specified by the Secured Party, to which the obligors of all Accounts shall directly remit all payments on Accounts and in which such Debtor will immediately deposit all cash payments for Inventory or other cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. In addition, the Secured Party may establish one or more depository accounts at each Collecting Bank or at a centrally located bank (collectively, the "Depository Account"). From and after receipt by any Collecting Bank of written notice from the Secured Party to such Collecting Bank that an Event of Default has occurred and is continuing, all amounts held or deposited in the Blocked Accounts held by such Collecting Bank shall be transferred to the Depository Account. Subject to the foregoing, each Debtor hereby agrees that all payments received by the Secured Party or any Lender whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or otherwise received by the Secured Party or any Lender and whether in respect of the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of the Secured Party for the benefit of the Secured Party and the Lenders. Each Debtor, and any of its Affiliates, employees, agents and other Persons acting for or in concert with such Debtor shall, acting as trustee for the Secured Party, receive, as the sole and exclusive property of the Secured Party, any moneys, checks, notes, drafts or other payments relating to and/or proceeds of Accounts or other Collateral which come into the possession or under the control of such Debtor or any Affiliates, employees, agent or other Persons acting for or in concert with such Debtor, and immediately upon receipt thereof, such Debtor or Persons shall deposit the same or cause the same to be deposited in kind, in a Blocked Account.

                 4.6. Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

                 (a) Each Debtor shall, at the request of the Secured Party or its Representative, assemble the Collateral at such place or places as may be reasonably designated by the Secured Party or its Representative;

                 (b) the Secured Party or its Representative may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;





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                 (c)      the Secured Party shall have all of the rights and
remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner thereof (and each Debtor agrees to take all such action as may be appropriate to give effect to such right);

                 (d) the Secured Party or its Representative in their discretion may, in the name of the Secured Party or in the name of a Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

                 (e) the Secured Party or its Representative may take immediate possession and occupancy of any premises owned, used or leased by a Debtor and exercise all other rights and remedies of an assignee which may be available to the Secured Party; and

                 (f) the Secured Party may, upon ten (10) Business Days' prior written notice to Debtors of the time and place (which notice Debtors hereby agree is commercially reasonable notification for purposes hereof), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Secured Party or its Representative, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Debtors, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

                 The proceeds of each collection, sale or other disposition under this Section 4.6 shall be applied in accordance with Section 4.9 hereof.

                 4.7. Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Liabilities, Debtors shall remain liable for any deficiency.

                 4.8. Private Sale. Each Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit a Debtor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if Debtors would agree to do so. The Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and each Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Liabilities, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

                 Each Debtor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Debtor's expense, provided that Debtors shall be under no obligation to take any action to enable any or all of such Collateral to be registered under the provisions of the Act. Each Debtor further agrees that a breach of any of the covenants contained in this Section 4.8 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.8 shall be specifically enforceable against Debtors, and each Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

                 4.9. Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Secured Party under this Agreement, shall be applied:

                 first, to payment of all expenses payable or reimbursable under the Loan Documents executed by Debtors;

                 second, to payment of all accrued unpaid interest on the Obligations;

                 third, to payment of principal of the Obligations;

                 fourth, to payment of any other amounts owing constituting Obligations; and

                 last, any remainder shall be for the account of and paid to the applicable Debtor.

                 4.10. Attorney-in-Fact. Each Debtor hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time upon the occurrence and during the continuation of an Event of Default, in the discretion of the Secured Party, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of such Debtor, without notice to or assent by such Debtor, to do the following upon the occurrence and during the continuation of any Event of Default:

                 (a) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                 (b) to pay or discharge charges or liens levied or placed on or threatened against the Collateral (other than the Permitted Liens), to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

                 (c) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

                 (d) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

                 (e) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

                 (f) to defend any suit, action or proceeding brought against a Debtor with respect to any Collateral;

                 (g) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and

                 (h) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owners thereof for all purposes, and to do, at the Secured Party's option and at such Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's lien therein, in order to effect the intent of this Agreement, all as fully and effectively as such Debtor might do.

                 Each Debtor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Liabilities are indefeasibly paid in full and the Credit Agreement is terminated.

                 Each Debtor also authorizes the Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.5 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                 4.11. Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Debtor shall:

                 (a) file such financing statements, assignments for security and other documents in such offices as may be necessary or as the Secured Party or the Representative may request to perfect the security interests granted by Section 3 of this Agreement; and

                 (b) at Secured Party's request, deliver to the Secured Party or its Representative the originals of all Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee.

                 4.12. Termination. This Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Credit Agreement and the full and complete performance and indefeasible satisfaction of all the Liabilities (regardless of whether the Credit Agreement shall have earlier terminated), whereupon the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of Debtors. The Secured Party shall also execute and deliver to Debtors upon such termination such Uniform Commercial Code termination statements, certificates for terminating the liens on the Motor Vehicles (if any) and such other documentation as shall be reasonably requested by Debtors to effect the termination and release of the Liens and security interests in favor of the Secured Party affecting the Collateral.

                 4.13. Further Assurances. (a) At any time and from time to time, upon the written request of the Secured Party or its Representative, and at the sole expense of Debtors, Debtors will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Secured Party or its Representative may reasonably require in order for the Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Secured Party, including, without limitation, using Debtors' best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Collateral held by Debtors or in which a Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the liens and security interests granted hereby, transferring Collateral to the Secured Party's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Secured Party as lienholder on the certificate of title of any Motor Vehicle and obtaining waivers of liens from landlords and mortgagees. Each Debtor also hereby authorizes the Secured Party and its Representative to file any such financing or continuation statement without the signature of such Debtor to the extent permitted by applicable law.

                 (b) Upon the request of the Secured Party, each Debtor shall procure insurers' acknowledgments of any assignments of key man life insurance policies which may be assigned to the Secured Party as additional security for the Liabilities (if any) and will take all such further action as required by any insurer or the Secured Party in connection with any such assignment.

                 4.14. Limitation on Duty of Secured Party. The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Secured Party nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to Debtors for any act or failure to act, except for gross negligence and willful misconduct. Without limiting the foregoing, the Secured Party and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the relevant Secured Party or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither the Secured Party nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any person with respect to any Collateral.

                 Also without limiting the generality of the foregoing, neither the Secured Party nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest therein or assignment thereof or the receipt by the Secured Party or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall the Secured Party or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of Debtors under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 Section 5.       Miscellaneous.

                 5.1. No Waiver. No failure on the part of the Secured Party or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

                 5.2. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws and decisions of the State of Illinois, without regard to conflict of law principles thereof, except to the extent that the perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are mandatorily governed by the laws of a jurisdiction other than the State of Illinois.

                 5.3. Notices. All notices, approvals, requests, demands and other communications hereunder shall be in writing and delivered by hand or by nationally recognized overnight courier, or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), sent:

  (a)   if to any Debtor, to such Debtor:
                                            ---------------------------------
                                            c/o Packaged Ice, Inc.
                                            8572 Katy Freeway, Suite 101
                                            Houston, TX  77024
                                            Attn: James Hazelwood
                                            Facsimile: 713/464-4681

  (b)   if to Secured Party, to:            Antares Leveraged Capital Corp.
                                            311 South Wacker Drive
                                            Chicago, IL  60606
                                            Attn:
                                                 ----------------------------
                                            Telephone: (312) 697-39__
                                            Facsimile: (312) 697-3998

or to such other address or addresses or telecopy number or numbers as any party hereto may most recently have designated in writing to the other party by such notice. All such communications shall be deemed to have been given or made (i) if delivered in person, when delivered, (ii) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Chicago time, otherwise on the next Business Day, (iii) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed and (iv) if mailed, three (3) Business Days after deposited in the United States mail, certified or registered.

                 5.4. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Debtor sought to be charged or benefited thereby and the Secured Party.
Any such amendment or waiver shall be binding upon the Secured Party and the Debtor sought to be charged or benefited hereby and their respective successors and assigns.

                 5.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that no Debtor shall assign or transfer its rights hereunder without the prior written consent of the Secured Party.

                 5.6. Counterparts; Headings. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

                 5.7. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party and its Representative in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                 5.8. Other Loan Documents. This Agreement supplements the other Loan Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to the Secured Party or the Lenders or their agent in any other Loan Document. In the event of any conflict between this Agreement and the Credit Agreement, the provisions of the Credit Agreement shall govern.

                 5.9. SUBMISSION TO JURISDICTION; WAIVER OF VENUE. (A) EACH DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH DEBTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY A DEBTOR AGAINST SECURED PARTY OR ANY LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

                 (B) EACH DEBTOR DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY IT

WHICH IRREVOCABLY AGREES IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH DEBTOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO SUCH DEBTOR AT ITS ADDRESS PROVIDED IN THIS AGREEMENT EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A DEBTOR REFUSES TO ACCEPT SERVICE, SUCH DEBTOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                 5.10. WAIVER OF RIGHT TO TRIAL BY JURY. EACH DEBTOR AND SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH DEBTOR AND SECURED PARTY EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

                        DEBTORS:

                        REDDY ICE CORPORATION, a Delaware
                        corporation

                        By:
                            -----------------------------
                        Title:
                               --------------------------

                        GOLDEN EAGLE ICE-TEXAS, INC., a  Texas
                        corporation

                        By:
                            -----------------------------
                        Title:
                               --------------------------

                        PACKAGED ICE SOUTHEAST, INC.
                        f/k/a Central Arkansas Cold Storage-Texas, Inc., a Texas corporation

                        By:
                            -----------------------------
                        Title:
                               --------------------------


                        PACKAGED ICE LEASING, INC., a Nevada
                        corporation

                        By:
                            -----------------------------
                        Title:
                               --------------------------

                        SOUTHCO ICE, INC., a Texas corporation

                        By:
                            -----------------------------
                        Title:
                               --------------------------

                        SOUTHWEST TEXAS PACKAGED ICE, INC., a
                        Texas corporation

                        By:
                            -----------------------------
                        Title:
                               --------------------------

                        SOUTHWESTERN ICE, INC., a Texas corporation


                        By:
                            -----------------------------
                        Title:
                               --------------------------

                        SOUTHERN BOTTLED WATER COMPANY,
                        INC., a Texas corporation


                        By:
                            -----------------------------
                        Title:
                               --------------------------


                        MISSION PARTY  ICE, INC., a Texas corporation

                        By:
                            -----------------------------
                        Title:
                               --------------------------




                        SECURED PARTY:

                        ANTARES LEVERAGED CAPITAL CORP., as
                        Agent for the benefit of Lenders

                        By:
                            -----------------------------
                        Title:
                               --------------------------

                                                          LATHAM & WATKINS DRAFT
                                                                  APRIL 16, 1998



                                   EXHIBIT A

                                FORM OF JOINDER
                         JOINDER TO SECURITY AGREEMENT

                 The undersigned, ______________________________, hereby joins in the execution of that certain Security Agreement dated as of _________ __, 1998 (the "Security Agreement") by Reddy Ice Corporation, Golden Eagle Ice-Texas, Inc., Packaged Ice Southeast, Inc. f/k/a Central Arkansas Cold Storage-Texas, Inc., Packaged Ice Leasing, Inc., Southco Ice, Inc., Southwest Texas Packaged Ice, Inc., Southwestern Ice, Inc., Southern Bottled Water Company and Mission Party Ice, Inc. and each other Person that becomes a Debtor thereunder after the date and pursuant to the terms thereof, to and in favor of Antares Leveraged Capital Corp., as Agent. By executing this Joinder, the undersigned hereby agrees that it is a Debtor thereunder and agrees to be bound by all of the terms and provisions of the Security Agreement.

                 The undersigned represents and warrants to Secured Party that:

                 (a) all of the Equipment, Inventory and Goods owned by such Debtor is located at the places as specified on Schedule I attached hereto;

                 (b) except as disclosed on Schedule I, none of such Collateral is in the possession of any bailee, warehousemen, processor or consignee;

                 (c) the chief place of business, chief executive office and the office where such Debtor keeps its books and records are located at the place specified on Schedule I;

                 (d) such Debtor (including any Person acquired by such Debtor) does not do business or has not done business during the past five years under any tradename or fictitious business name, except as disclosed on
Schedule II; and
                 (e) all Copyrights, Patents and Trademarks owned by the undersigned are listed in Schedules III, IV and V, respectively.






                                         , a        corporation
                        ----------------     ------
                        By:
                            -----------------------------------
                        Title:
                               --------------------------------





                                      1